                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 15, 2002
               Date of Report (Date of earliest event reported)


                        AMERICAN COMMERCIAL LINES LLC
            (Exact Name of Registrant as Specified in Its Charter)


                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)
                       Commission file number 333-62227


                                  52-210660
                      (IRS Employer Identification No.)


                           1701 EAST MARKET STREET
                        JEFFERSONVILLE, INDIANA 47130
             (Address of Principal Executive Offices) (Zip Code)


                                (812) 288-0100
             (Registrant's Telephone Number, Including Area Code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS.

As announced pursuant to the press release attached hereto as Exhibit 99.1, American Commercial Lines LLC ("ACL") announced the commencement of an offer to holders of its outstanding 10 1/4% senior notes due June 30, 2008 (the "Senior Notes") to exchange new 11 1/4% cash pay senior notes due January 1, 2008 and new 12% pay-in-kind senior subordinated notes due July 1, 2008 for its outstanding Senior Notes (the "Exchange Offer"). In connection with the Exchange Offer, the Registrant is soliciting holders of its outstanding Senior Notes to
(1) become party to, and a beneficiary of, a mutual release (2) consent to amendments to the indenture governing the Senior Notes and (3) accept a plan of reorganization. The Offering Memorandum, Solicitation of Releases, Consents and Acceptances and Disclosure Statement distributed to holders of outstanding Senior Notes in connection with the Exchange Offer is attached hereto as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)       Exhibits

     99.1      Press Release of the Registrant dated March 16, 2002

     99.2 Offering Memorandum, Solicitation of Releases, Consents and Acceptances and Disclosure Statement, dated April 15, 2002

 THIS CURRENT REPORT ON FORM 8-K AND/OR EXHIBITS TO THIS CURRENT REPORT ON FORM 8-K CONTAIN OR INCORPORATE BY REFERENCE FORWARD-LOOKING STATEMENTS (AS DEFINED IN SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934) THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. AS A RESULT, NO ASSURANCES CAN BE GIVEN AS TO FUTURE RESULTS, LEVELS OF ACTIVITY AND ACHIEVEMENTS. ANY FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. ACL UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, UNLESS OTHERWISE REQUIRED BY LAW.

READERS ARE REFERRED TO ALL DOCUMENTS FILED BY ACL WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    April 19, 2002

AMERICAN COMMERCIAL LINES LLC
(Registrant)


By:      /S/ JAMES J. WOLFF
         -------------------
Name:    James J. Wolff
Title:   Senior Vice President
         (Principal Accounting Officer)